Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ Gregory C. Case
Gregory C. Case

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ Patrick G. Ryan
Patrick G. Ryan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ Edgar D. Jannotta
Edgar D. Jannotta

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ Jan Kalff
Jan Kalff

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ Lester B. Knight
Lester B. Knight

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ J. Michael Losh
J. Michael Losh

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ R. Eden Martin
R. Eden Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ Andrew J. McKenna
Andrew J. McKenna

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ R. S. Morrison
R. S. Morrison

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ Richard B. Myers
Richard B. Myers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ Richard C. Notebaert
Richard C. Notebaert

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ John W. Rogers, Jr.
John W. Rogers, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ Gloria Santona
Gloria Santona

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director or officer of Aon Corporation, a Delaware corporation (the “Company”), hereby severally constitutes and appoints Gregory C. Case, David P. Bolger and D. Cameron Findlay and each of them, with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering from time to time by the Company of debt securities, shares of preferred stock, shares of common stock, convertible securities, share purchase contracts, share purchase units and guarantees, any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments) and any additional registration statement pursuant to Rule 462(b) of the Securities Act and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done to the end that such Registration Statement or additional registration statement comply with the Securities Act, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his or her name effective as of May 19, 2006.

/s/ Carolyn Y. Woo
Carolyn Y. Woo